UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2017

ELECTRO SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon		97229
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 641-4141
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On August 10, 2017, at the Meeting described below, Edward C. Grady retired as a director of Electro Scientific Industries, Inc. (the “Company”) pursuant to the retirement policy in the Company’s Corporate Governance Guidelines.
(e) On August 10, 2017, at the Meeting described below, the Company’s shareholders approved an amendment to the 1990 Employee Stock Purchase Plan (the “Plan”) to reserve an additional 1,000,000 shares under the Plan, and to make additional modifications to the Plan as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on July 10, 2017.
The foregoing description is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report. In addition, a more detailed summary of the Plan can be found on pages 35-37 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on July 10, 2017, which description is incorporated herein by reference.
5.07     Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Shareholders of the Company was held on August 10, 2017 (the “Meeting”).
Five matters, which are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on July 10, 2017, were submitted to a vote of shareholders at the Meeting:

Proposal 1	: To elect the six directors named in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on July 10, 2017 for a term of one year.

Proposal 2	: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal 3	: To recommend, by non-binding vote, the frequency of executive compensation votes.

Proposal 4	: To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018.

Proposal 5	: To approve an amendment to the 1990 Employee Stock Purchase Plan to reserve an additional 1,000,000 shares under the Plan.
The final results of the voting on these proposals were as follows:

Proposal 1:

Election of Directors for One-Year Term	For	Withheld	Broker Non-Votes
Frederick A. Ball	24,648,146	1,472,479	5,028,858
Michael D. Burger	25,757,690	362,935	5,028,858
Laurence E. Cramer	25,178,618	942,007	5,028,858
Raymond A. Link	25,183,618	937,007	5,028,858
John Medica	24,813,811	1,306,814	5,028,858
Richard H. Wills	25,387,103	733,522	5,028,858

Proposal 2:

Advisory Vote on Executive Compensation	For	Against	Abstain	Broker Non-Votes
	19,784,098	5,534,702	801,825	5,028,858

Proposal 3:

Advisory Vote on Frequency of Executive Compensation Votes	1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
	19,667,980	199,369	6,197,364	55,912	5,028,858

Proposal 4:

Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm	For	Against	Abstain	Broker Non-Votes
	29,836,645	1,229,181	83,657	—

Proposal 5:

Amendment of Employee Stock Purchase Plan	For	Against	Abstain	Broker Non-Votes
	25,876,071	212,328	32,226	5,028,858

Based on the vote of shareholders at the Meeting and the Company’s prior practice of annual advisory votes on executive compensation, the Company intends to continue the practice of holding an annual advisory shareholder vote on executive compensation.

9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 10.1	1990 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on July 10, 2017)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 15, 2017

Electro Scientific Industries, Inc.
(Registrant)

By:	/s/ Paul Oldham
Name:	Paul Oldham
Title:	Senior Vice President of Administration, Chief Financial Officer
and Corporate Secretary